UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2014

Consolidated Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 17th Street, Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2014, the Board of Directors of Consolidated Communications Holdings, Inc. (the "Company") appointed C. Robert Udell, who is currently the President and Chief Operating Officer of the Company, to the position of President and Chief Executive Officer, effective January 1, 2015. Under the Company's Amended and Restated Bylaws, officers hold office until their successors are chosen and qualified, or until their earlier resignation or removal.

Mr. Udell, age 48, currently serves as President and Chief Operating Officer of the Company and as a director. Mr. Udell has served as Chief Operating Officer since May 2011 and has served as President since November 2013. He has served as a director since November 2013. From 2004 to 2013, Mr. Udell served as a Senior Vice President of the Company. From 1999 to 2004, Mr. Udell served in various capacities at the predecessor of the Company's Texas operations, including Executive Vice President and Chief Operating Officer. Prior to joining the predecessor of the Company's Texas operations in March 1999, Mr. Udell was employed by the Company's predecessor from 1993 to 1999 in a variety of senior roles, including Senior Vice President, Network Operations and Engineering. Mr. Udell is a member of the USTelecom Association Advisory Committee. He serves on the boards of the Katy Economic Development Council, Greater Conroe Economic Development Council, and the Montgomery County United Way and Board of trustees for The John Cooper School.

Mr. Udell succeeds Robert J. Currey as the Chief Executive Officer of the Company. On October 27, 2014, the Board of Directors of the Company also elected Mr. Currey to serve as the Executive Chairman of the Board of Directors, effective January 1, 2015.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on October 28, 2014 announcing the appointment of Mr. Udell is included as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 28, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc. (Registrant)
October 30, 2014 (Date)	/s/ STEVEN L. CHILDERS Steven L. Childers Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 28, 2014